UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2006

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 24, 2006, WBL Corporation Limited (“WBL”), which beneficially owns 61% of Multi-Fineline Electronix, Inc. (“M-Flex”) outstanding common stock, issued an announcement that the Singapore Exchange Securities Trading Limited informed WBL that it has no objection to a waiver of the requirement for WBL to seek its stockholders’ approval to accept M-Flex’s voluntary general offer for all the issued ordinary shares of MFS Technology Ltd. This waiver satisfies a condition to the making of the offer as set forth in the Pre-Conditional Voluntary Offer Announcement as filed by M-Flex on Form 8-K on March 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-FINELINE ELECTRONIX, INC. a Delaware corporation

Date: April 27, 2006	By:	/s/ Craig Riedel
Craig Riedel Chief Financial Officer